                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 27, 2007

                             C-BASS 2007-CB4 Trust
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

               Credit-Based Asset Servicing and Securitization LLC (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                 333-140436          13-3416059
 (State or Other Jurisdiction      (Commission       (I.R.S. Employer
       Of Incorporation)           File Number)     Identification No.)

       250 Vesey Street
   4 World Financial Center                                10080
          10th Floor                                     (Zip Code)
      New York, New York
(Address of Principal Executive
           Offices)

       Registrant's telephone number, including area code: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

          Filing of Legality Opinion

     Attached as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 is the opinion of Dechert LLP with respect to the legality of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB4.

ITEM 9.01. Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable:

          (d)  Exhibits:

               5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

               8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

               23.1 Consent of Dechert LLP (included in Exhibit 5.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name:   Tom Saywell
                                              ----------------------------------
                                        Title: Authorized Signatory

Date: April 27, 2007

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
5.1           Opinion of Dechert LLP as to legality (including consent of such firm).

8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1          Consent of Dechert LLP (included in Exhibit 5.1)